SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 23, 2003


                               TREX COMPANY, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                      001-14649               54-1910453
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)



                     160 Exeter Drive
                   Winchester, Virginia                       22603-8605
         (Address of Principal Executive Offices)             (ZIP Code)


Registrant's telephone number, including area code:  (540) 542-6300


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 9. Regulation FD Disclosure.

     On April 23, 2003, Trex Company, Inc. (the "Company") issued a press release announcing financial results for the quarter ended March 31, 2003. A copy of the April 23 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 as directed by the Securities and Exchange Commission in Release No. 34-47583 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              TREX COMPANY, INC.


Date:     April 23, 2003                      /s/ Robert G. Matheny
                                              --------------------------------
                                              Robert G. Matheny
                                              President



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                                  EXHIBIT INDEX
                                  -------------



Exhibit Number                                    Exhibit Description
--------------                                    -------------------

     99.1                                 Press release dated April 23, 2003